Statements of Net Assets Available for Benefits - EBP 333 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Cash	$ 4	$ 0
Investments, at fair value	6,158,117	5,483,306
Receivables
Notes receivable from participants	70,137	70,809
Investment related receivables	735	1,031
Total receivables	70,872	71,840
Total assets	6,228,993	5,555,146
Liabilities
Investment related payables	405	1,376
Net assets available for benefits	$ 6,228,588	$ 5,553,770